Exhibit 99.1

Media Contact	Investor Contact
Audria Belton	Jennifer H. Demba, CFA
Media Relations	Investor Relations
media@synovus.com	investorrelations@synovus.com

Synovus announces earnings for third quarter 2025
Diluted earnings per share of $1.33 versus $1.18 in 3Q24
Adjusted diluted earnings per share of $1.46 versus $1.23 in 3Q24

COLUMBUS, Ga., Oct. 15, 2025 - Synovus Financial Corp. (NYSE: SNV) today reported financial results for the quarter ended Sept. 30, 2025.

"Synovus delivered solid third-quarter results, driven by continued net interest margin expansion, strong non-interest revenue growth and favorable credit trends,” said Synovus Chairman, CEO and President Kevin Blair. “While some may have anticipated that the merger announcement might distract from our near-term performance, our results this quarter tell a different story. We delivered continued strength in loan production, sustained momentum in fee generation and grew our team member base this quarter — all clear indicators of our focus, discipline and resilience. We feel highly confident that this momentum should continue in the final quarter of the year as we make great progress toward closing on our merger with Pinnacle Financial Partners in first quarter 2026.”

Third Quarter 2025 Highlights

•Net income available to common shareholders was $185.6 million, or $1.33 per diluted share, compared to $206.3 million, or $1.48, in second quarter 2025 and $169.6 million, or $1.18, in third quarter 2024.
•Adjusted net income available to common shareholders was $203.9 million, or $1.46 per diluted share, compared to $206.4 million, or $1.48, in second quarter 2025 and $177.1 million, or $1.23, in third quarter 2024.
•Pre-provision net revenue was $266.7 million, which declined 4% from second quarter 2025 and increased 6% year over year. Adjusted pre-provision net revenue of $292.6 million increased 5% on a linked quarter basis and rose 12% year over year.
•Net interest income grew $15.1 million, or 3%, from the second quarter and $34.0 million, or 8%, compared to third quarter 2024. On a linked quarter basis, the net interest margin expanded 4 basis points to 3.41% due to higher loan yields and hedge maturities, partially offset by higher cash balances.
•Average loans increased 1% from the prior quarter, driven by growth in structured lending and commercial real estate lines of business. Period-end, linked quarter loan growth was slower; loan production was healthy, but was partially offset by loan paydowns, a decline in corporate and investment banking loan utilization and delayed closings.
•Period-end core deposits (excluding brokered deposits) were $45.0 billion, a decrease of $230.4 million sequentially, primarily a result of a decline in public funds. Brokered deposits increased $309.2 million from the prior quarter. Average deposit balances were flat, while average deposit costs were relatively stable sequentially at 2.23%, despite a 25 basis point Fed Funds cut in September.

•Non-interest revenue of $140.7 million increased $6.6 million, or 5%, sequentially and was up $16.7 million, or 13%, compared to third quarter 2024. Adjusted non-interest revenue of $136.4 million rose $5.5 million, or 4%, sequentially and increased $14.4 million, or 12%, from third quarter 2024. Linked quarter growth was driven by wealth revenue and capital markets income, while year-over-year growth was more broad-based with higher core banking fees, capital markets income and wealth revenue.
•Non-interest expense and adjusted non-interest expense were $348.7 million and $320.2 million, respectively. Non-interest expense increased 10% sequentially and 11% from third quarter 2024. Adjusted non-interest expense increased 3% from second quarter 2025 and 6% from a year ago. Merger-related expense in the third quarter was $23.8 million, mostly related to accounting, investment banking, consulting and legal fees.
•Credit performance remained strong. The non-performing asset ratio improved to 0.53% compared to 0.59% in second quarter 2025, while the net charge-off ratio for third quarter 2025 was 0.14%, down from 0.17% in the prior quarter. Total past due loans were 0.10% of total loans outstanding compared to 0.24% in second quarter of 2025.
•Provision for credit losses declined 7% year over year, but increased sequentially due to net growth, economic conditions and qualitative factors, offset by improved portfolio performance. The allowance for credit losses ratio (to loans) of 1.19% increased from 1.18% in the prior quarter, while our reserve for credit losses coverage of non-performing loans rose to 249% in third quarter 2025 from 200% in the prior quarter.
•The preliminary Common Equity Tier 1 (CET1) ratio ended third quarter 2025 at 11.24%.

Pinnacle Financial Partners-Synovus Financial Corp. Pending Merger

•We continue to expect our pending merger with Pinnacle to close in first quarter 2026, subject to the receipt of required regulatory approvals, approval by Pinnacle and Synovus shareholders and the satisfaction of other customary closing conditions. The Pinnacle and Synovus teams have demonstrated significant progress in our merger integration planning. The entire post-closing executive leadership team has been finalized and communicated and all headcount-related decisions and employee communications are expected to be completed in the fourth quarter. We have communicated retention packages for key employees at both Pinnacle and Synovus. There have been significant technology stack decisions made as well. Our integration planning management offices, which were established in August, are working together diligently to complete the required work streams that are needed before and after the closing of the transaction, including our Large Financial Institution readiness.

•Our merger-related financial assumptions that we communicated in July are unchanged, but we now expect the company’s pro forma CET1 ratio to be approximately 10.1% at the closing of the merger as a result of a more favorable rate environment and strong third quarter 2025 capital generation. We plan to issue 2026 pro forma company guidance after the merger closes early next year.

Third Quarter Summary

	Reported			Adjusted
(dollars in thousands)	3Q25	2Q25	3Q24	3Q25	2Q25	3Q24
Net income available to common shareholders	$185,590	$206,320	$169,628	$203,930	$206,375	$177,120
Diluted earnings per share	1.33	1.48	1.18	1.46	1.48	1.23
Total revenue	615,392	593,696	564,720	612,794	592,083	564,051
Total loans	43,753,234	43,536,716	43,120,674	NA	NA	NA
Total deposits	50,003,729	49,925,007	50,193,740	NA	NA	NA
Return on avg assets(1)	1.30%	1.46%	1.21%	1.42%	1.46%	1.26%
Return on avg common equity(1)	14.36	16.71	14.38	15.78	16.71	15.02
Return on avg tangible common equity(1)	16.11	18.81	16.38	17.69	18.82	17.09
Net interest margin(2)	3.41	3.37	3.22	NA	NA	NA
Efficiency ratio-TE(2)(3)	56.5	53.0	55.4	51.8	52.3	53.0
NCO ratio-QTD	0.14	0.17	0.25	NA	NA	NA
NPA ratio	0.53	0.59	0.73	NA	NA	NA
CET1 ratio(4)	11.24	10.96	10.64	NA	NA	NA
(1) Annualized
(2) Taxable equivalent
(3) Adjusted tangible efficiency ratio
(4) Current period ratio preliminary
NA - not applicable
Balance Sheet

Loans*

(dollars in millions)	3Q25	2Q25	Linked Quarter Change	Linked Quarter % Change	3Q24	Year/Year Change	Year/Year % Change
Commercial & industrial	$23,229.0	$23,098.3	$130.6	1%	$22,664.0	$565.0	2%
Commercial real estate	12,269.7	12,139.7	130.1	1	12,177.5	92.3	1
Consumer	8,254.5	8,298.7	(44.2)	(1)	8,279.2	(24.7)	—
Total loans	$43,753.2	$43,536.7	$216.5	—%	$43,120.7	$632.6	1%

*Amounts may not total due to rounding

Deposits*

(dollars in millions)	3Q25	2Q25	Linked Quarter Change	Linked Quarter % Change	3Q24	Year/Year Change	Year/Year % Change
Non-interest-bearing DDA	$10,707.8	$11,219.8	$(512.0)	(5)%	$11,129.1	$(421.3)	(4)%
Interest-bearing DDA	7,428.7	7,124.8	303.9	4	6,821.3	607.4	9
Money market	11,761.7	11,441.1	320.6	3	11,031.5	730.2	7
Savings	955.7	971.9	(16.2)	(2)	983.2	(27.5)	(3)
Public funds	7,350.3	7,719.9	(369.7)	(5)	7,047.6	302.7	4
Time deposits	6,773.4	6,730.4	43.0	1	8,075.7	(1,302.3)	(16)
Brokered deposits	5,026.2	4,717.1	309.2	7	5,105.4	(79.2)	(2)
Total deposits	$50,003.7	$49,925.0	$78.7	—%	$50,193.7	$(190.0)	—%

*Amounts may not total due to rounding

Income Statement Summary**

(in thousands, except per share data)	3Q25	2Q25	Linked Quarter Change	Linked Quarter % Change	3Q24	Year/Year Change	Year/Year % Change
Net interest income	$474,695	$459,561	$15,134	3%	$440,740	$33,955	8%
Non-interest revenue	140,697	134,135	6,562	5	123,980	16,717	13
Non-interest expense	348,729	315,701	33,028	10	313,690	35,039	11
Provision for (reversal of) credit losses	21,690	3,245	18,445	NM	23,434	(1,744)	(7)
Income before taxes	$244,973	$274,750	$(29,777)	(11)%	$227,596	$17,377	8%
Income tax expense (benefit)	48,468	57,631	(9,163)	(16)	46,912	1,556	3
Net income	196,505	217,119	(20,614)	(9)	180,684	15,821	9
Less: Net income (loss) attributable to noncontrolling interest	(489)	(596)	107	18	(871)	382	44
Net income attributable to Synovus Financial Corp.	196,994	217,715	(20,721)	(10)	181,555	15,439	9
Less: Preferred stock dividends	11,404	11,395	9	—	11,927	(523)	(4)
Net income available to common shareholders	$185,590	$206,320	$(20,730)	(10)%	$169,628	$15,962	9%
Weighted average common shares outstanding, diluted	139,612	139,502	110	—%	143,979	(4,367)	(3)%
Diluted earnings per share	$1.33	$1.48	$(0.15)	(10)	$1.18	$0.15	13
Adjusted diluted earnings per share	1.46	1.48	(0.02)	(1)	1.23	0.23	19
Effective tax rate	19.79%	20.98%			20.61%
**    Amounts may not total due to rounding
NM - not meaningful

Third Quarter Earnings Conference Call
Synovus will host an earnings highlights conference call with an accompanying slide presentation at 8:30 a.m. ET on Oct. 16, 2025. The earnings call can be accessed with the listen-only dial-in phone number: 833-470-1428 (code: 826693). Shareholders and other interested parties may also listen to this conference call via simultaneous internet broadcast. For a link to the webcast, go to investor.synovus.com/event. The replay will be archived for at least 12 months and will be available approximately one hour after the call.

Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with $60 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of Sept. 30, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com.

Forward-Looking Statements
This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the shareholders of Synovus or Pinnacle, (5) the amount of the costs, fees, expenses and charges related to the transaction, (6) the ability by each of Synovus and Pinnacle to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (7) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (9) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (12) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (13) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (14) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.
Important Information About the Merger and Where to Find It
Steel Newco Inc. (“Newco”) filed a registration statement on Form S-4 (File No. 333-289866) with the SEC on August 26, 2025, and an amendment on September 29, 2025, to register the shares of Newco common stock that will be issued to Pinnacle shareholders and Synovus shareholders in connection with the proposed transaction. The registration statement includes a joint proxy statement of Synovus and Pinnacle that also constitutes a prospectus of Newco. The registration statement was declared effective on September 30, 2025. Newco filed a prospectus on September 30, 2025, and Synovus and Pinnacle each filed a definitive proxy statement on September 30, 2025. Synovus and Pinnacle each commenced mailing of the definitive joint proxy statement/prospectus to their respective shareholders on or about September 30, 2025. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Synovus, Pinnacle or Newco through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Synovus or Pinnacle at:

Synovus Financial Corp.	Pinnacle Financial Partners, Inc.
33 West 14th Street	21 Platform Way South
Columbus, GA 31901	Nashville, TN 37203
Attention: Investor Relations	Attention: Investor Relations
InvestorRelations@Synovus.com	Investor.Relations@pnfp.com
(706) 641-6500	(615) 743-8219

Before making any voting or investment decision, investors and security holders of Synovus and Pinnacle are urged to read carefully the entire registration statement and definitive joint proxy statement/prospectus, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.
Participants in Solicitation
Synovus and Pinnacle and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Synovus’ shareholders and Pinnacle’s shareholders in respect of the proposed transaction under the rules of the SEC. Information regarding Synovus’ directors and executive officers is available in Synovus’ proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 12, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgardata/0000018349/000001834925000057/syn-20250312.htm) (the “Synovus 2025 Proxy”), under the headings “Corporate Governance and Board Matters,” “Director Compensation,” “Proposal 1 Election of Directors,” “Executive Officers,” “Stock Ownership of Directors and Named Executive Officers,” “Executive Compensation,” “Compensation and Human Capital Committee Report,” “Summary Compensation Table,” and “Certain Relationships and Related Transactions,” and in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000049/syn-20241231.htm), and in other documents subsequently filed by Synovus with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Synovus’ securities by Synovus’ directors or executive officers from the amounts described in the Synovus 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Synovus 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Pinnacle’s directors and executive officers is available in Pinnacle’s proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000063/pnfp-20250303.htm) (the “Pinnacle 2025 Proxy”), under the headings “Environmental, Social and Corporate Governance,” “Proposal 1 Election of Directors,” “Information About Our Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Transactions,” and in Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000042/pnfp-20241231.htm), and in other documents subsequently filed by Pinnacle with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Pinnacle’s securities by Pinnacle’s directors or executive officers from the amounts described in the Pinnacle 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Pinnacle 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is included in the definitive joint proxy statement/prospectus and will be included in other relevant materials to be filed with the SEC.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Nine Months Ended September 30,

	2025	2024	'25 vs '24
			% Change

Interest income	$2,333,526	$2,394,459	(3)%
Interest expense	944,886	1,099,876	(14)

Net interest income	1,388,640	1,294,583	7
Provision for (reversal of) credit losses	35,855	103,818	(65)

Net interest income after provision for credit losses	1,352,785	1,190,765	14

Non-interest revenue:
Service charges on deposit accounts	74,675	68,403	9
Fiduciary and asset management fees	61,288	58,455	5
Card fees	61,253	57,343	7
Brokerage revenue	62,779	63,974	(2)
Mortgage banking income	12,147	11,395	7
Capital markets income	33,845	31,988	6
Income from bank-owned life insurance	27,991	23,886	17
Investment securities gains (losses), net	1,742	(256,660)	nm
Other non-interest revenue	55,577	55,233	1

Total non-interest revenue	391,297	114,017	243

Non-interest expense:
Salaries and other personnel expense	575,006	552,742	4
Net occupancy, equipment, and software expense	146,330	140,200	4
Third-party processing and other services	67,715	63,593	6
Professional fees	33,283	34,140	(3)
FDIC insurance and other regulatory fees	23,120	37,694	(39)
Restructuring charges (reversals)	(1,968)	2,084	nm
Merger-related expense	23,757	—	nm
Other operating expenses	105,221	107,779	(2)

Total non-interest expense	972,464	938,232	4

Income before income taxes	771,618	366,550	111
Income tax expense	163,122	76,476	113

Net income	608,496	290,074	110

Less: Net income (loss) attributable to noncontrolling interest	(1,227)	(1,960)	37

Net income attributable to Synovus Financial Corp.	609,723	292,034	109

Less: Preferred stock dividends	34,122	31,325	9

Net income available to common shareholders	$575,601	$260,709	121%

Net income per common share, basic	$4.13	$1.80	129%

Net income per common share, diluted	4.10	1.79	129

Cash dividends declared per common share	1.17	1.14	3

Return on average assets *	1.36%	0.66%	70	bps
Return on average common equity *	15.50	7.63	nm

Weighted average common shares outstanding, basic	139,452	145,039	(4)%
Weighted average common shares outstanding, diluted	140,289	145,718	(4)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2025			2024		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'25 vs '24
						% Change

Interest income	$795,119	771,642	766,765	799,130	810,507	(2)%
Interest expense	320,424	312,081	312,381	344,137	369,767	(13)

Net interest income	474,695	459,561	454,384	454,993	440,740	8
Provision for (reversal of) credit losses	21,690	3,245	10,921	32,867	23,434	(7)

Net interest income after provision for credit losses	453,005	456,316	443,463	422,126	417,306	9

Non-interest revenue:
Service charges on deposit accounts	26,303	25,258	23,114	23,244	23,683	11
Fiduciary and asset management fees	21,039	20,332	19,917	21,373	19,714	7
Card fees	19,894	20,132	21,227	19,577	18,439	8
Brokerage revenue	21,673	20,748	20,359	20,907	20,810	4
Mortgage banking income	4,374	4,435	3,338	2,665	4,033	8
Capital markets income	13,944	12,960	6,941	12,070	10,284	36
Income from bank-owned life insurance	9,628	10,279	8,084	10,543	8,442	14
Investment securities gains (losses), net	1,742	—	—	—	—	nm
Other non-interest revenue	22,100	19,991	13,486	15,208	18,575	19

Total non-interest revenue	140,697	134,135	116,466	125,587	123,980	13

Non-interest expense:
Salaries and other personnel expense	197,313	192,182	185,510	184,725	184,814	7
Net occupancy, equipment, and software expense	49,089	48,589	48,652	47,251	46,977	4
Third-party processing and other services	22,306	23,535	21,874	22,158	21,552	3
Professional fees	13,307	10,197	9,779	11,949	10,854	23
FDIC insurance and other regulatory fees	7,042	7,534	8,544	8,227	7,382	(5)
Restructuring charges (reversals)	(747)	72	(1,292)	37	1,219	nm
Merger-related expense	23,757	—	—	—	—	nm
Other operating expenses	36,662	33,592	34,967	34,964	40,892	(10)

Total non-interest expense	348,729	315,701	308,034	309,311	313,690	11

Income before income taxes	244,973	274,750	251,895	238,402	227,596	8
Income tax expense	48,468	57,631	57,023	49,025	46,912	3

Net income	196,505	217,119	194,872	189,377	180,684	9

Less: Net income (loss) attributable to noncontrolling interest	(489)	(596)	(142)	(1,049)	(871)	44

Net income attributable to Synovus Financial Corp.	196,994	217,715	195,014	190,426	181,555	9

Less: Preferred stock dividends	11,404	11,395	11,323	11,578	11,927	(4)

Net income available to common shareholders	$185,590	206,320	183,691	178,848	169,628	9%

Net income per common share, basic	$1.34	1.49	1.31	1.26	1.19	13%

Net income per common share, diluted	1.33	1.48	1.30	1.25	1.18	13

Cash dividends declared per common share	0.39	0.39	0.39	0.38	0.38	3

Return on average assets *	1.30%	1.46	1.32	1.25	1.21	9	bps
Return on average common equity *	14.36	16.71	15.48	14.75	14.38	(2)	bps

Weighted average common shares outstanding, basic	138,803	138,891	140,684	141,555	143,144	(3)%
Weighted average common shares outstanding, diluted	139,612	139,502	141,775	142,694	143,979	(3)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	September 30, 2025	December 31, 2024	September 30, 2024

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,239,915	$2,977,667	$1,807,641
Federal funds sold and securities purchased under resale agreements	34,292	16,320	45,971
Cash, cash equivalents, and restricted cash	2,274,207	2,993,987	1,853,612

Investment securities held to maturity	2,450,885	2,581,469	2,622,457
Investment securities available for sale	7,575,468	7,551,018	7,554,168
Loans held for sale (includes $41,083, $33,448 and $36,943 measured at fair value, respectively)	147,811	90,111	121,470

Loans, net of deferred fees and costs	43,753,234	42,609,028	43,120,674
Allowance for loan losses	(469,521)	(486,845)	(484,985)
Loans, net	43,283,713	42,122,183	42,635,689

Cash surrender value of bank-owned life insurance	1,156,297	1,139,988	1,133,652
Premises, equipment, and software, net	376,013	383,724	380,267
Goodwill	480,440	480,440	480,440
Other intangible assets, net	26,436	34,318	37,207
Other assets	2,713,905	2,856,406	2,770,666
Total assets	$60,485,175	$60,233,644	$59,589,628

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,053,423	$11,596,119	$11,561,626
Interest-bearing deposits	38,950,306	39,499,240	38,632,114

Total deposits	50,003,729	51,095,359	50,193,740

Federal funds purchased and securities sold under repurchase agreements, and other short-term borrowings	62,467	131,728	94,055
Long-term debt	3,008,195	1,733,109	2,021,050
Other liabilities	1,571,580	2,007,197	1,902,612
Total liabilities	54,645,971	54,967,393	54,211,457

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,142 shares; issued 172,734,160, 172,185,507 and 172,077,277 respectively; outstanding 138,813,060, 141,165,908 and 141,997,383 respectively	172,734	172,186	172,077
Additional paid-in capital	3,999,363	3,986,729	3,976,706
Treasury stock, at cost; 33,921,100, 31,019,599, and 30,079,894 shares, respectively	(1,359,096)	(1,216,827)	(1,167,130)
Accumulated other comprehensive income (loss), net	(676,797)	(970,765)	(773,786)
Retained earnings	3,145,388	2,736,089	2,610,964
Total Synovus Financial Corp. shareholders’ equity	5,818,737	5,244,557	5,355,976
Noncontrolling interest in subsidiary	20,467	21,694	22,195
Total equity	5,839,204	5,266,251	5,378,171
Total liabilities and equity	$60,485,175	$60,233,644	$59,589,628

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Third Quarter 2025			Second Quarter 2025			Third Quarter 2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$35,041,225	$572,417	6.48%	$34,539,952	$550,768	6.39%	$34,610,296	$592,142	6.81%
Consumer loans (1)	8,258,139	109,760	5.29	8,278,835	108,705	5.26	8,298,130	109,908	5.28
Less: Allowance for loan losses	(464,057)	—	—	(474,658)	—	—	(482,863)	—	—
Loans, net	42,835,307	682,177	6.32	42,344,129	659,473	6.25	42,425,563	702,050	6.59
Total investment securities(3)	10,494,221	91,440	3.49	10,734,276	93,720	3.49	10,420,665	87,643	3.36
Interest-earning deposits with other banks	1,796,065	19,668	4.29	1,531,139	16,525	4.27	1,374,565	18,440	5.26
Federal funds sold and securities purchased under resale agreements	24,695	208	3.30	29,766	219	2.91	33,850	363	4.20
Mortgage loans held for sale	33,468	561	6.70	38,913	582	5.98	34,890	612	7.01
Other loans held for sale	96,203	577	2.35	88,348	516	2.31	83,492	433	2.03
Other earning assets(4)	227,966	2,224	3.90	196,539	2,269	4.61	185,369	2,359	5.09
Total interest earning assets	55,507,925	796,855	5.70%	54,963,110	773,304	5.64%	54,558,394	811,900	5.92%
Cash and due from banks	555,477			461,767			476,443
Premises and equipment	379,240			381,260			380,003
Other real estate	15,143			1,059			666
Cash surrender value of bank-owned life insurance	1,151,651			1,147,894			1,128,877
Other assets(5)	2,476,116			2,622,023			2,639,241
Total assets	$60,085,552			$59,577,113			$59,183,624
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,324,747	63,034	2.21%	$11,534,256	63,656	2.21%	$10,834,829	71,786	2.64%
Money market accounts	14,306,362	99,698	2.76	14,322,197	98,275	2.75	13,058,527	104,514	3.18
Savings deposits	978,165	375	0.15	994,159	355	0.14	1,007,962	355	0.14
Time deposits	7,147,913	61,142	3.39	7,205,998	62,047	3.45	8,437,861	93,052	4.39
Brokered deposits	5,059,127	57,274	4.49	4,760,027	53,976	4.55	5,476,231	75,607	5.49
Federal funds purchased and securities sold under repurchase agreements	73,507	233	1.24	62,543	186	1.17	94,629	369	1.53
Other short-term borrowings	—	—	—	—	—	—	2,209	29	5.20
Long-term debt	2,665,975	38,668	5.75	2,111,647	33,586	6.35	1,385,836	24,055	6.93
Total interest-bearing liabilities	41,555,796	320,424	3.06%	40,990,827	312,081	3.05%	40,298,084	369,767	3.65%
Non-interest-bearing demand deposits	11,340,508			11,386,117			11,665,661
Other liabilities	1,504,367			1,689,533			1,967,351
Total equity	5,684,881			5,510,636			5,252,528
Total liabilities and equity	$60,085,552			$59,577,113			$59,183,624
Net interest income and net interest margin, taxable equivalent (6)		$476,431	3.41%		$461,223	3.37%		$442,133	3.22%
Less: taxable-equivalent adjustment		1,736			1,662			1,393
Net interest income		$474,695			$459,561			$440,740

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: Third Quarter 2025 — $12.7 million, Second Quarter 2025 — $11.5 million, and Third Quarter 2024 — $12.7 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank Stock.
(5)Includes average net unrealized gains (losses) on investment securities available for sale of $(350.4) million, $(394.9) million, and $(424.6) million for the Third Quarter 2025, Second Quarter 2025, and Third Quarter 2024, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Nine Months Ended September 30,
	2025			2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,617,321	$1,666,671	6.44%	$34,852,642	$1,769,316	6.78%
Consumer loans (1)	8,260,429	324,808	5.25	8,363,281	328,681	5.24
Less: Allowance for loan losses	(472,854)	—	—	(485,540)	—	—
Loans, net	42,404,896	1,991,479	6.28	42,730,383	2,097,997	6.56
Total investment securities(3)	10,661,697	278,512	3.48	10,646,738	238,440	2.99
Interest-earning deposits with other banks	1,792,886	58,366	4.30	1,271,481	50,988	5.27
Federal funds sold and securities purchased under resale agreements	24,891	557	2.95	31,018	788	3.34
Mortgage loans held for sale	32,250	1,516	6.27	34,012	1,773	6.95
Other loans held for sale	84,633	1,478	2.30	66,109	982	1.95
Other earning assets(4)	201,132	6,593	4.37	194,393	7,546	5.19
Total interest earning assets	55,202,385	$2,338,501	5.66%	54,974,134	$2,398,514	5.83%
Cash and due from banks	505,688			510,807
Premises and equipment	381,568			375,574
Other real estate	5,542			6,223
Cash surrender value of bank-owned life insurance	1,147,528			1,121,807
Other assets(5)	2,604,458			2,162,476
Total assets	$59,847,169			$59,151,021
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,489,775	$189,501	2.21%	$10,738,505	$206,010	2.56%
Money market accounts	14,177,981	290,870	2.74	12,834,830	307,024	3.20
Savings deposits	988,758	1,050	0.14	1,033,696	946	0.12
Time deposits	7,374,919	194,244	3.52	8,241,879	272,976	4.42
Brokered deposits	4,908,916	166,492	4.53	5,565,332	226,778	5.44
Federal funds purchased and securities sold under repurchase agreements	70,428	627	1.17	107,546	1,587	1.94
Other short-term borrowings	—	—	—	60,763	2,514	5.44
Long-term debt	2,186,879	102,102	6.21	1,604,966	82,041	6.80
Total interest-bearing liabilities	41,197,656	$944,886	3.07%	40,187,517	$1,099,876	3.66%
Non-interest-bearing demand deposits	11,377,318			11,944,508
Other liabilities	1,748,845			1,894,545
Total equity	5,523,350			5,124,451
Total liabilities and equity	$59,847,169			$59,151,021
Net interest income, taxable equivalent net interest margin (6)		$1,393,615	3.38%		$1,298,638	3.16%
Less: taxable-equivalent adjustment		4,975			4,055
Net interest income		$1,388,640			$1,294,583

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: 2025 — $37.5 million and 2024 — $35.7 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank Stock.
(5)Includes average net unrealized gains (losses) on investment securities available for sale of $(405.8) million and $(836.6) million for the nine months ended September 30, 2025 and 2024, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2025	June 30, 2025	% Change	September 30, 2024	% Change
Commercial, Financial, and Agricultural	$15,360,223	$15,238,812	1%	$14,563,913	5%
Owner-Occupied	7,868,746	7,859,532	—	8,100,084	(3)
Total Commercial & Industrial	23,228,969	23,098,344	1	22,663,997	2
Multi-Family	4,184,821	4,162,623	1	4,379,459	(4)
Hotels	1,804,352	1,822,720	(1)	1,738,068	4
Office Buildings	1,617,937	1,677,966	(4)	1,778,698	(9)
Shopping Centers	1,392,004	1,325,773	5	1,260,460	10
Warehouses	960,604	883,586	9	837,145	15
Other Investment Property	1,502,389	1,436,852	5	1,352,719	11
Total Investment Properties	11,462,107	11,309,520	1	11,346,549	1
1-4 Family Construction	218,582	209,509	4	190,705	15
1-4 Family Investment Mortgage	329,745	327,369	1	337,425	(2)
Total 1-4 Family Properties	548,327	536,878	2	528,130	4
Commercial Development	58,447	58,627	—	48,948	19
Residential Development	79,943	77,001	4	67,525	18
Land Acquisition	120,916	157,664	(23)	186,332	(35)
Land and Development	259,306	293,292	(12)	302,805	(14)
Total Commercial Real Estate	12,269,740	12,139,690	1	12,177,484	1
Consumer Mortgages	5,237,683	5,246,940	—	5,323,443	(2)
Home Equity	1,842,126	1,852,884	(1)	1,809,286	2
Credit Cards	176,367	194,630	(9)	181,386	(3)
Other Consumer Loans	998,349	1,004,228	(1)	965,078	3
Total Consumer	8,254,525	8,298,682	(1)	8,279,193	—
Total	$43,753,234	$43,536,716	—%	$43,120,674	1%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2025	June 30, 2025	% Change	September 30, 2024	% Change
Commercial, Financial, and Agricultural	$89,095	$110,181	(19)%	$107,004	(17)%
Owner-Occupied	9,777	19,128	(49)	48,390	(80)
Total Commercial & Industrial	98,872	129,309	(24)	155,394	(36)
Multi-Family	114	211	(46)	1,692	(93)
Office Buildings	33,439	55,634	(40)	78,281	(57)
Shopping Centers	1,534	503	205	523	193
Warehouses	120	131	(8)	163	(26)
Other Investment Property	604	1,044	(42)	1,612	(63)
Total Investment Properties	35,811	57,523	(38)	82,271	(56)
1-4 Family Construction	—	—	nm	311	nm
1-4 Family Investment Mortgage	2,144	2,386	(10)	2,533	(15)
Total 1-4 Family Properties	2,144	2,386	(10)	2,844	(25)
Commercial Development	46	47	(2)	—	nm
Residential Development	—	—	nm	268	nm
Land Acquisition	666	1,307	(49)	1,422	(53)
Land and Development	712	1,354	(47)	1,690	(58)
Total Commercial Real Estate	38,667	61,263	(37)	86,805	(55)
Consumer Mortgages	44,993	43,476	3	48,956	(8)
Home Equity	20,800	17,713	17	15,837	31
Other Consumer Loans	5,995	5,654	6	5,972	—
Total Consumer	71,788	66,843	7	70,765	1
Total	$209,327	$257,415	(19)%	$312,964	(33)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2025			2024		Third Quarter

	Third	Second	First	Fourth	Third	'25 vs '24
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$209,327	257,415	286,629	309,164	312,964	(33)%
Other Real Estate and Other Assets	22,395	1,198	563	385	386	nm

Non-performing Assets (NPAs)	231,722	258,613	287,192	309,549	313,350	(26)

Allowance for Loan Losses (ALL)	469,521	464,831	478,207	486,845	484,985	(3)
Reserve for Unfunded Commitments	50,748	48,975	50,655	52,462	49,556	2

Allowance for Credit Losses (ACL)	520,269	513,806	528,862	539,307	534,541	(3)

Net Charge-Offs - Quarter	15,227	18,301	21,366	28,101	27,052
Net Charge-Offs - YTD	54,894	39,667	21,366	133,994	105,893
Net Charge-Offs / Average Loans - Quarter (1)	0.14%	0.17	0.20	0.26	0.25
Net Charge-Offs / Average Loans - YTD (1)	0.17	0.19	0.20	0.31	0.33
NPLs / Loans	0.48	0.59	0.67	0.73	0.73
NPAs / Loans, ORE and specific other assets	0.53	0.59	0.67	0.73	0.73
ACL/Loans	1.19	1.18	1.24	1.27	1.24
ALL/Loans	1.07	1.07	1.12	1.14	1.12

ACL/NPLs	248.54	199.60	184.51	174.44	170.80
ALL/NPLs	224.30	180.58	166.84	157.47	154.96

Past Due Loans over 90 days and Still Accruing	$3,801	40,065	40,886	48,592	4,359	(13)
As a Percentage of Loans Outstanding	0.01%	0.09	0.10	0.11	0.01

Total Past Due Loans and Still Accruing	$44,183	104,267	93,493	108,878	97,229	(55)
As a Percentage of Loans Outstanding	0.10%	0.24	0.22	0.26	0.23

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2025	December 31, 2024	September 30, 2024

Common Equity Tier 1 Capital Ratio	11.24%	10.84	10.64
Tier 1 Capital Ratio	12.34	11.96	11.76
Total Risk-Based Capital Ratio	14.07	13.81	13.60
Tier 1 Leverage Ratio	10.02	9.55	9.55
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	9.62	8.71	8.99
Tangible Common Equity Ratio (2)	7.96	7.02	7.28
Book Value Per Common Share (3)	$38.05	33.35	33.94
Tangible Book Value Per Common Share (4)	34.40	29.70	30.29

(1) Current quarter regulatory capital information is preliminary.
(2) See "Non-GAAP Financial Measures" for applicable reconciliation.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred Stock divided by total common shares outstanding.

(4) Tangible Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.

Non-GAAP Financial Measures

The measures entitled adjusted non-interest revenue, non-interest expense; adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted return on average assets; adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average common equity; return on average tangible common equity; adjusted return on average tangible common equity; and tangible common equity ratio are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are total non-interest revenue; total non-interest expense; total revenue; efficiency ratio-TE; PPNR; return on average assets; net income available to common shareholders; diluted earnings per share; return on average common equity; and the ratio of total Synovus Financial Corp. shareholders' equity to total assets, respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus’ operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue and adjusted revenue (TE) are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted net income available to common shareholders, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average common equity, and adjusted PPNR are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The tangible common equity ratio is used by stakeholders to assess our capital position. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	3Q25	2Q25	3Q24

Adjusted non-interest revenue
Total non-interest revenue	$140,697	$134,135	$123,980
Investment securities (gains) losses, net	(1,742)	—	—
Fair value adjustment on non-qualified deferred compensation	(2,592)	(3,275)	(2,062)
Adjusted non-interest revenue	$136,363	$130,860	$121,918

Adjusted non-interest expense
Total non-interest expense	$348,729	$315,701	$313,690
Merger-related expense	(23,757)	—	—
Restructuring (charges) reversals	747	(72)	(1,219)
Valuation adjustment to Visa derivative	(2,911)	—	(8,700)
Fair value adjustment on non-qualified deferred compensation	(2,592)	(3,275)	(2,062)
Adjusted non-interest expense	$320,216	$312,354	$301,709

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q25	2Q25	3Q24
Adjusted revenue (TE) and tangible efficiency ratio
Adjusted non-interest expense	$320,216	$312,354	$301,709
Amortization of intangibles	(2,627)	(2,627)	(2,907)
Adjusted tangible non-interest expense	$317,589	$309,727	$298,802

Net interest income	$474,695	$459,561	$440,740
Tax equivalent adjustment	1,736	1,662	1,393
Net interest income (TE)	476,431	461,223	442,133

Net interest income	$474,695	$459,561	$440,740
Total non-interest revenue	140,697	134,135	123,980
Total revenue	$615,392	$593,696	$564,720
Tax equivalent adjustment	1,736	1,662	1,393
Total TE revenue	617,128	595,358	566,113
Investment securities losses (gains), net	(1,742)	—	—
Fair value adjustment on non-qualified deferred compensation	(2,592)	(3,275)	(2,062)
Adjusted revenue (TE)	$612,794	$592,083	$564,051
Efficiency ratio-TE	56.5%	53.0%	55.4%
Adjusted tangible efficiency ratio	51.8	52.3	53.0

Adjusted pre-provision net revenue
Net interest income	$474,695	$459,561	$440,740
Total non-interest revenue	140,697	134,135	123,980
Total non-interest expense	(348,729)	(315,701)	(313,690)
Pre-provision net revenue (PPNR)	$266,663	$277,995	$251,030

Adjusted revenue (TE)	$612,794	$592,083	$564,051
Adjusted non-interest expense	(320,216)	(312,354)	(301,709)
Adjusted PPNR	$292,578	$279,729	$262,342

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q25	2Q25	3Q24
Adjusted return on average assets (annualized)
Net income	$196,505	$217,119	$180,684
Restructuring charges (reversals)	(747)	72	1,219
Valuation adjustment to Visa derivative	2,911	—	8,700
Investment securities losses (gains), net	(1,742)	—	—
Merger-related expense(1)	23,757	—	—
Tax effect of adjustments(2)	(5,839)	(17)	(2,427)
Adjusted net income	$214,845	$217,174	$188,176
Net income annualized	$779,612	$870,862	$718,808
Adjusted net income annualized	$852,374	$871,083	$748,613
Total average assets	$60,085,552	$59,577,113	$59,183,624
Return on average assets (annualized)	1.30%	1.46%	1.21%
Adjusted return on average assets (annualized)	1.42	1.46	1.26

Adjusted net income available to common shareholders and adjusted diluted earnings per share
Net income available to common shareholders	$185,590	$206,320	$169,628
Restructuring charges (reversals)	(747)	72	1,219
Valuation adjustment to Visa derivative	2,911	—	8,700
Investment securities losses (gains), net	(1,742)	—	—
Merger-related expense(1)	23,757	—	—
Tax effect of adjustments(2)	(5,839)	(17)	(2,427)
Adjusted net income available to common shareholders	$203,930	$206,375	$177,120
Weighted average common shares outstanding, diluted	139,612	139,502	143,979
Diluted earnings per share	$1.33	$1.48	$1.18
Adjusted diluted earnings per share	1.46	1.48	1.23
(1) Currently a determination has not been made regarding whether certain merger-related costs will be tax deductible or not, which depends on the ultimate success of the transaction; therefore, merger-related expense has been tax effected using the same marginal tax rate as other adjusted items.

(2) An assumed marginal tax rate of 24.2% for 3Q25 and 2Q25 and 24.5% for 3Q24 was applied.

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q25	2Q25	3Q24
Adjusted return on average common equity, return on average tangible common equity, and adjusted return on average tangible common equity (annualized)
Net income available to common shareholders	$185,590	$206,320	$169,628
Restructuring charges (reversals)	(747)	72	1,219
Valuation adjustment to Visa derivative	2,911	—	8,700
Investment securities losses (gains), net	(1,742)	—	—
Merger-related expense(1)	23,757	—	—
Tax effect of adjustments(2)	(5,839)	(17)	(2,427)
Adjusted net income available to common shareholders	$203,930	$206,375	$177,120

Adjusted net income available to common shareholders annualized	$809,070	$827,768	$704,630
Amortization of intangibles, tax effected, annualized	7,907	7,993	8,735
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$816,977	$835,761	$713,365

Net income available to common shareholders annualized	$736,308	$827,547	$674,824
Amortization of intangibles, tax effected, annualized	7,907	7,993	8,735
Net income available to common shareholders excluding amortization of intangibles annualized	$744,215	$835,540	$683,559

Total average Synovus Financial Corp. shareholders' equity less preferred stock	$5,127,084	$4,952,297	$4,692,722
Average goodwill	(480,440)	(480,440)	(480,440)
Average other intangible assets, net	(27,665)	(30,398)	(38,793)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$4,618,979	$4,441,459	$4,173,489
Return on average common equity (annualized)	14.36%	16.71%	14.38%
Adjusted return on average common equity (annualized)	15.78	16.71	15.02
Return on average tangible common equity (annualized)	16.11	18.81	16.38
Adjusted return on average tangible common equity (annualized)	17.69	18.82	17.09
(1) Currently a determination has not been made regarding whether certain merger-related costs will be tax deductible or not, which depends on the ultimate success of the transaction; therefore, merger-related expense has been tax effected using the same marginal tax rate as other adjusted items.

(2) An assumed marginal tax rate of 24.2% for 3Q25 and 2Q25 and 24.5% for 3Q24 was applied.

(dollars in thousands)	September 30, 2025	December 31, 2024	September 30, 2024

Tangible common equity ratio
Total assets	$60,485,175	$60,233,644	$59,589,628
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(26,436)	(34,318)	(37,207)
Tangible assets	$59,978,299	$59,718,886	$59,071,981

Total Synovus Financial Corp. shareholders’ equity	$5,818,737	$5,244,557	$5,355,976
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(26,436)	(34,318)	(37,207)
Preferred Stock, no par value	(537,145)	(537,145)	(537,145)
Tangible common equity	$4,774,716	$4,192,654	$4,301,184
Total Synovus Financial Corp. shareholders’ equity to total assets ratio	9.62%	8.71%	8.99%
Tangible common equity ratio	7.96	7.02	7.28

Amounts may not total due to rounding